Consolidated Statements of Comprehensive Income (Loss) - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Condensed Statement of Income Captions [Line Items]
Net Income (Loss) Attributable to Parent		$ (1,727)	$ 164	$ (1,185)
Preferred Stock Dividends, Income Statement Impact		9	0	0
Net Income (Loss) Available to Common Stockholders,		(1,736)	164	(1,185)
Comprehensive income (loss) attributable to WPX Energy, Inc. common stockholders		(1,736)	164	(1,188)
Other comprehensive income (loss):
Net reclassifications into earnings of net cash flow hedge gains, net of tax	[1]	0	0	(3)
Other comprehensive income (loss), net of tax		$ 0	$ 0	$ (3)

[1]	Net reclassifications into earnings of net cash flow hedge realized gains are net of $2 million of income tax for 2013. Before tax amounts realized and reclassified to product revenues, primarily natural gas sales revenues, on the Consolidated Statements of Operations were $5 million for 2013.